EXHIBIT 10.4

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                                FLORIDAFIRST BANK
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                       FOR THE BENEFIT OF SENIOR OFFICERS


         WHEREAS, FloridaFirst Bank ("Bank") wishes to reward the years of prior service provided by Senior Officers and to continue to retain and to motivate his performance and dedication to the Bank and its Board of Directors, and

         WHEREAS, the Bank has determined to terminate its existing defined benefit pension plan effective April 15, 1999, and

         WHEREAS, it is deemed advisable and in the best interests of the Bank to offer such Participant with additional financial incentives in the form of deferred compensation to encourage such continued employment service to the Bank, and to honor prior commitments regarding retirement income security that was represented to such Senior Officers at the time of recruitment of such personnel, and

         NOW THEREFORE, BE IT RESOLVED that the Bank's Supplemental Executive Retirement Plan for the Benefit of Senior Officers ("Supplemental Plan"), be adopted and implemented effective January 1, 1999, as follows:

                                    ARTICLE I

                                   DEFINITIONS

         The following words and phrases as used herein shall, for the purpose of this Plan and any subsequent amendment thereof, have the following meanings unless a different meaning is plainly required by the content, as follows:

         1.1 "Bank" means FloridaFirst Bank, Lakeland, Florida, or any successor
thereto.      ----

         1.2  "Beneficiary"  shall mean the  Participant's  surviving spouse, if
               -----------
any, the Participant's named beneficiary as reflected on the records of the Bank, or the Participant's estate, in descending order of priority.

         1.3 "Board"  means the Board of Directors of the Bank,  as  constituted
              -----
from time to time and successors thereto.

         1.4  "Change  in  Control"  means : (i) the sale of all,  or a material
               -------------------
portion, of the assets of the Bank or any parent corporation ("Parent"); (ii) the merger or recapitalization of the Bank or the Parent whereby the Bank or the Parent is not the surviving entity; (iii) a change in control of the Bank or the Parent, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial


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ownership (within the meaning of that term as it is used in Section 13(d) of the
Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Bank or Parent by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of the Parent stock, or the purchase of shares of up to twenty-five percent (25%) of any class of securities of the Parent by a tax-qualified employee stock benefit plan. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a change in control has occurred shall be conclusive and binding. However, a Change in Control shall not be deemed to have occurred as a result of a holding company reorganization of the Bank and simultaneous acquisition of more than 50% of the Bank's stock (following the Bank's conversion to stock form) by a Parent.

         1.5  "Committee"  means the Board or the  administrative  committee  as
               ---------
appointed by the Board pursuant to Section 8.11 herein.

         1.6 "Deferred Compensation Account" shall mean the aggregate accrual of
              -----------------------------
benefits under the Plan for the benefit of the Participant, including earnings credited thereto.

         1.7  "Disability"  (total and permanent  disability)  means a mental or
               ----------
physical disability which prevents the Participant from performing the normal duties of his or her position with the Bank. Such disability must have prevented the Participant from performing his or her duties for at least six months, and a physician satisfactory to both the Participant and the Bank must certify that the Participant is disabled from performing his or her normal duties with the Bank.

         1.8 "Early  Retirement  Date" shall mean the first day of the  calendar
              -----------------------
month following attainment of not less than age 55 of the Participant or thereafter whereby the Participant retires as an employee of the Bank, except as otherwise provided at Section 2.3 herein.

         1.9      "Effective Date" means January 1, 1999.
                   --------------

         1.10 "Participant" means the Senior Officers of the Bank as detailed at
               -----------
Schedule A to the Plan. Such participation shall continue as long as such Participant fulfills all requirements for participation subject to the right of termination, amendment and modification of the Plan hereinafter set forth.

         1.11 "Plan" means the FloridaFirst Bank Supplemental Executive
               ----
Retirement Plan for the Benefit of Senior Officers, as herein set forth, as may be amended from time to time.

         1.12  "Retirement  Date"  means  the first  day of the  calendar  month
                ----------------
following attainment of age 65 of the Participant or thereafter whereby the Participant retires as an employee of the Bank.

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         1.13  "Service"  means all years of service as an  employee of the Bank
                -------
and all predecessor and successor entities.

         1.14 "Trust" shall mean any trust  agreement  entered into on behalf of
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the Plan by the Bank for the  purpose of holding  assets of the Bank in order to promote the efficient administration of the Plan.


                                   ARTICLE II

                         BENEFITS ACCRUALS AND PAYMENTS

         2.1  Retirement.  Upon a Participant's  termination  from service as an
              ----------
employee of the Bank on or after the Retirement Date or the Early Retirement Date, the Bank shall pay to the participant a benefit in an amount approved by the Board and set forth herein at Article II, Section 2.4, within 30 calendar days of the Retirement Date or the Early Retirement Date. Except as provided at
Article II, Section 2.2, 2.3 and 2.5 herein, upon a Participant's termination from service as an employee of the Bank prior to the Early Retirement Date, the Bank shall have no financial obligations to the Participant under the Plan.

         2.2 Disability. In the event of the Disability of the Participant,  the
             ----------
Participant will be entitled to a benefit equal to 100% of the Deferred Compensation Account amount specified at Article II, Section 2.4, payable on the first day of the month following certification of such Disability without regard to any other provisions herein to the contrary.

         2.3 Change in  Control.  All  benefits  payable,  or that would  become
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payable if the Participant were to retire prior to such Change in Control, shall remain payable thereafter. Upon termination of service following a Change in Control, all benefits shall be deemed payable immediately in accordance with
Article II, Section 2.4; provided that if the Participant is not yet age 55 as of such date of termination of service, such Participant shall nevertheless be deemed to be not less than age 55 as of the date of such termination following a Change of Control for purposes of calculation of benefits payable in accordance with Section 2.4 herein, including adjustments to the Deferred Compensation Account necessary to reflect annual accruals for each year of service between the date of such Change in Control and the December 31 of the calendar year in which such Participant would attain age 55. Notwithstanding the forgoing, all sums payable hereunder shall be reduced in such manner and to such extent so that no such payments made hereunder when aggregated with all other payments to be made to the Participant by the Bank or the Parent shall be deemed an "excess parachute payment" in accordance with Section 280G of the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder ("Code") and subject the Participant to the excise tax provided at Section 4999(a) of the Code.

         2.4  Benefit  Payments.  The  Participant  shall be eligible to receive
              -----------------
benefit payments under the Plan, as follows:

         a. Upon termination of employment in accordance with Sections 2.1, 2.2,
2.3 and 2.5 of the Plan, the Participant shall be eligible to receive a lump-sum benefit payment equal to the Deferred Compensation Account, as it is credited with Bank accruals and earnings thereon,

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updated from time to time in  accordance  with Section 2.7 herein,  valued as of such date of termination of employment.

         b. Benefits payable hereunder are exclusive of any benefits to be received under other benefit plans of the Bank.

         2.5 Benefit  Payments  Following  Death.  Upon death,  a  Participant's
             -----------------------------------
Deferred Compensation Account shall be immediately payable to the Beneficiary in the form of a lump- sum payment within thirty days of the death of the Participant, in accordance with the provisions of Section 2.4.

         2.6  Notice  of  Retirement.   A  Participant  electing  to  retire  in
              ----------------------
accordance with the Plan shall deliver written notice ("Notice") to the Board not less than ninety (90) days prior to the actual Retirement Date. A Participant who terminates service upon death, Disability, or a Change in Control shall not be required to deliver such Notice in order to be entitled to receive benefits under the Plan.

         2.7      Deferred Compensation Account Accruals.
                  --------------------------------------
         a. Not later than December 31 of each year after the Effective Date, the Bank shall credit to the Deferred Compensation Account of each Plan Participant an amount equal to the Annual Deferred Compensation Accrual detailed at Schedule I of the Plan for that calendar year (or pro rata portion thereof), plus crediting of an additional accrual calculated as earnings on such Deferred Compensation Account.

         b. Notwithstanding anything herein to the contrary, no Annual Deferred Compensation Accrual credits shall be made to a Participant's Deferred Compensation Account for calendar years commencing after such Participant shall have attained age 65.

         c. Such rate of accrual with respect to earnings shall be computed based upon the Bank's average cost of funds for such period as determined by the Board, but in no event at a rate less than five percent per annum. Alternatively, at the written request of the Participant, the Committee may at its sole discretion and with the approval of the Board, elect to invest assets of the Bank, not to exceed the Deferred Compensation Account for such Participant, in other investment vehicles; in which case, the accrued value of the Deferred Compensation Account for such Participant shall be determined thereafter to the extent of such investment in such other investment vehicles as measured by the investment value of such invested assets (including any adjustments for dividend income on such investment assets); provided further, that the Participant shall have no legal claim or right to such invested assets.

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         d. Notwithstanding  anything herein to the contrary, to the extent that the Bank  shall  actually  invest  assets  of the Bank (in  accordance  with the
request  of  a  Participant),   then  upon  the  distribution  of  the  Deferred
Compensation Account, the Bank may elect to distribute such assets to the Participant in-kind at the time of benefits distribution as settlement of that portion of the Deferred Compensation Account to be distributed.

                                   ARTICLE III

                         INSURANCE AND OTHER INVESTMENTS

         3.1 Ownership of Insurance and Other Investments. The Bank, in its sole
             --------------------------------------------
discretion, may elect to purchase one or more life insurance policies on the lives of Participants in order to provide funds to the Bank to pay part or all of the benefits accrued under this Plan. All rights and incidents of ownership in any life insurance policy that the Bank may purchase insuring the life of the Participant (including any right to proceeds payable thereunder) shall belong exclusively to the Bank or its designated Trust, and neither the Participant, nor any beneficiary or other person claiming under or through him or her shall have any rights, title or interest in or to any such insurance policy or any other assets that may be acquired coincident with investments made in accordance with Section 2.7 of the Plan ("Investment Assets"). The Participant shall not have any power to transfer, assign, hypothecate or otherwise encumber in advance any of the Investment Assets or the benefits payable thereunder, nor shall any benefits be subject to seizure for the benefit of any debts or judgments, or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. Any life insurance policy or other Investment Assets purchased pursuant hereto and any proceeds payable thereunder shall remain subject to the claims of the Bank's general creditors.

         3.2  Physical  Examination.  As a condition  of  becoming or  remaining
              ---------------------
covered under this Plan, the Participant, as may be requested by the Bank from time to time shall take a physical examination by a physician approved by an insurance carrier. The cost of the examination shall not be borne by the Participant. The report of such examination shall be transmitted directly from the physician to the insurance carrier designated by the Bank to establish certain costs associated with obtaining insurance coverages as may be deemed necessary under this Plan. Such examination shall remain confidential among the Participant, the physician and the insurance carrier and shall not be made available to the Bank in any form or manner.

         3.3  Death of  Participant.  Upon the  death  of the  Participant,  the
              ---------------------
proceeds derived from any such insurance policy or other Investment Assets held by the Bank or any related Trust, if any, shall be paid to the Bank or its designated Trust.

                                   ARTICLE IV

                            TRUST / NON-FUNDED STATUS

         4.1 Trust. Except as may be specifically provided, nothing contained in
             -----
this Plan and no action taken pursuant to the provisions of this Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Participant or any other person. Any funds which may be invested under the provisions of this Plan shall continue for all purposes to be a part of the general funds of the Bank. No person other than the Bank shall by virtue of the provisions of this Plan have any interest in such funds. The Bank shall not be under any obligation to use such funds solely to provide benefits hereunder, and no representations have been made to a Participant that such funds can or will be used only to provide benefits hereunder. To the extent that any person acquires a right to receive payments from the Bank under the Plan, such rights shall be no greater than the right of any unsecured general creditor of the Bank.

         In order to facilitate the accumulation of funds necessary to meet the costs of the Bank under this Plan (including the provision of funds necessary to pay premiums with respect to any life insurance policies purchase pursuant to
Article III above and to pay benefits to the extent that the cash value and/or proceeds of any such policies are not adequate to make payments to a Participant or his or her beneficiary as and when the same are due under the Plan), the Bank may enter into a Trust Agreement. The Bank, in its discretion, may elect to place any life insurance policies purchased pursuant to Article III above into the Trust. In addition, such sums shall be placed in said Trust as may from time to time be approved by the Board of Directors, in its sole discretion. To the extent that the assets of said Trust and/or the proceeds of any life insurance policy purchased pursuant to Article III are not sufficient to pay benefits accrued under this Plan, such payments shall be made from the general assets of the Bank.

                                    ARTICLE V

                                     VESTING

         5.1 Vesting.  All benefits  under this Plan are deemed  non-vested  and
             -------
forfeitable prior to the Retirement Date or Early Retirement Date. All benefits payable hereunder shall be deemed 100% earned and non-forfeitable by the Participant and his or her Beneficiary as of the Retirement Date or Early Retirement Date. Notwithstanding the foregoing, all benefits payable hereunder shall be deemed 100% earned and non-forfeitable by the Participant and his or her Beneficiary upon the death or the Disability of the Participant, or upon termination of employment following a Change in Control of the Bank. No benefits shall be deemed payable hereunder for any time period prior to termination of employment prior to the Retirement Date or Early Retirement Date, except in the event of death, Disability or termination of employment following a Change in Control of the Bank.

                                   ARTICLE VI

                                   TERMINATION

         6.1  Termination.   All  rights  of  the  Participant  hereunder  shall
              -----------
terminate immediately upon the Participant ceasing to be in the active service of the Bank prior to the time that the benefits payable under the Plan shall be deemed to be 100% earned and non-forfeitable. A leave of absence approved by the Board shall not constitute a cessation of service within the meaning of this paragraph, within the sole discretion of the Committee.

                                   ARTICLE VII

                      FORFEITURE OR SUSPENSION OF BENEFITS

         7.1  Forfeiture or Suspension  of Benefits.  Notwithstanding  any other
              -------------------------------------
provision of this Plan to the contrary, benefits shall be forfeited or suspended during any period of paid service with the Bank following the commencement of benefit payments, within the sole discretion of the Committee.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

         8.1 Other  Benefits.  Nothing in this Plan shall diminish or impair the
             ---------------
Participant's eligibility, participation or benefit entitlement under any other benefit, insurance or compensation plan or agreement of the Bank now or hereinafter in effect.

         8.2 No Effect on Employment.  This Plan shall not be deemed to give any
             -----------------------
Participant or other person in the employ or service of the Bank any right to be retained in the employment or service of the Bank, or to interfere with the right of the Bank to terminate any Participant or such other person at any time and to treat him or her without regard to the effect which such treatment mights have upon him or her as a Participant in this Plan.

         8.3 Legally Binding. The rights,  privileges,  benefits and obligations
             ---------------
under this Plan are intended to be legal obligations of the Bank and binding upon the Bank, its successors and assigns.

         8.4  Modification.  The  Bank,  by action of the  Board,  reserves  the
              ------------
exclusive right to amend, modify, or terminate this Plan. Any such termination, modification or amendment shall not terminate or diminish any rights or benefits accrued by any Participant prior thereto. The Bank shall give thirty (30) days' notice in writing to any Participant prior to the effective date of any such amendment, modification or termination of this Plan. Notwithstanding the foregoing, in no event shall such benefits payable to a Participant under the Plan be reduced below those provided for in Section 2.4 herein. In the event that the Plan benefits payable under Section 2.4 of the Plan are reduced or the Plan is terminated, a Participant shall be immediately 100% vested in all benefits calculated in accordance with Section 2.4 as of the date of such Plan amendment or Plan termination without regard to such Plan amendment or Plan termination.

         8.5 Arbitration. Any controversy or claim arising out of or relating to
             -----------
any contract or the breach thereof shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, with such arbitration hearing to be held at the offices of the American Arbitration Association ("AAA") unless otherwise mutually agreed to by the Participant and the Bank, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

         8.6  Limitation.  No rights of any  Participant  are  assignable by any
              ----------
Participant, in whole or in part, either by voluntary or involuntary act or by operation of law. Rights of Participants hereunder are not subject to anticipation, alienation, sale, transfer, assignment, pledge, hypothecation, encumbrance or garnishment by creditors of the Participant or a Beneficiary. Such rights are not subject to the debts, contracts, liabilities, engagements, or torts of any Participant or his or her Beneficiary. No Participant shall have any right under this Plan or any Trust referred to in Article IV or against any assets held or acquired pursuant thereto other than the rights of a general, unsecured creditor of the Bank pursuant to the unsecured promise of the Bank to pay the benefits accrued hereunder in accordance with the terms of this Plan. The Bank has no obligation under this Plan to fund or otherwise secure its obligations to render payments hereunder to Participants. No Participant shall have any voice in the use, disposition, or investment of any asset acquired or set aside by the Bank to provide benefits under this Plan.

         8.7 ERISA and IRC  Disclaimer.  It is intended that the Plan be neither
             -------------------------
an "employee welfare benefit plan" nor an "employee pension benefit plan" for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Further, it is intended that the Plan will not cause the interest of a Participant under the Plan to be includable in the gross income of such Participant or a Beneficiary prior to the actual receipt of a payment under the Plan for purposes of the Internal Revenue Code of 1986, as amended ("IRC"). No representation is made to any Participant to the effect that any insurance policies purchased by the Bank or assets of any Trust established pursuant to this Plan will be used solely to provide benefits under this Plan or in any way shall constitute security for the payment of such benefits. Benefits payable under this Plan are not in any way limited to or governed by the proceeds of any such insurance policies or the assets of any such Trust. No Participant in the Plan has any preferred claim against the proceeds of any such insurance policies or the assets of any such Trust.

         8.8 Conduct of Participants.  Notwithstanding anything contained to the
             -----------------------
contrary, no payment of any then unpaid benefits shall be made and all rights under the Plan payable to a Participant, or any other person, to receive payments thereof shall be forfeited if the Participant shall engage in any activity or conduct which in the opinion the Board of the Bank is inimical to the best interests of the Bank.

         8.9  Incompetency.  If the Bank  shall find that any person to whom any
              ------------
payment is payable under the Plan is deemed unable to care for his or her personal affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any person deemed by the Bank to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Committee, in its sole discretion, may determine. Any such payments shall constitute a complete discharge of the liabilities of the Bank under the Plan.

         8.10 Construction. The Committee shall have full power and authority to
              ------------
interpret, construe and administer this Plan and the Committee's interpretations and construction thereof, and actions thereunder, shall be binding and conclusive on all persons for all purposes. Directors of the Bank and members of the Committee shall not be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan unless attributable to his or her own willful, gross misconduct or intentional lack of good faith.

         8.11 Plan  Administration.  The Board of the Bank shall  administer the
              --------------------
Plan; provided, however, that the Board may appoint an administrative committee ("Committee") to provide administrative services or perform duties required by this Plan. The Committee shall have only the authority granted to it by the Board.

         8.12 Governing Law. This Plan shall be construed in accordance with and
              -------------
governed by the laws of the State of Florida, except to the extent that Federal law shall be deemed to apply. No payments of benefits shall be made hereunder if the Board of the Bank, or counsel retained thereby, shall determine that such payments shall be in violation of applicable regulations, or likely result in imposition of regulatory action, by the Office of Thrift Supervision, the Federal Deposit Insurance Corporation or other appropriate banking regulatory agencies.

         8.13     Regulatory Matters.
                  ------------------

         (a) The Participant or Beneficiary shall have no right to receive compensation or other benefits in accordance with the Plan for any period after termination of service for Just Cause. Termination for "Just Cause" shall include termination because of the Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the Plan.

         (b) Notwithstanding anything herein to the contrary, any payments made to a Participant or Beneficiary pursuant to the Plan shall be subject to and conditioned upon compliance with 12 USC ss.1828(k) and any regulations promulgated thereunder.

         (c) If the Participant is suspended and/or temporarily prohibited from participating in the conduct of the Association's affairs by a notice served under Section 8(e)(3) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(3) and (g)(1)), the Association's obligations under the Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Association may within its discretion (i) pay the Participant all or part of the compensation withheld while its contract obligations were suspended and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

         (d) If the Participant is removed and/or permanently prohibited from participating in the conduct of the Association's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the

Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(4) and (g)(1)), all obligations of the Association under this Agreement shall terminate, as of the effective date of the order, but the vested rights of the contracting parties shall not be affected.

         (e) If the Association is in default (as defined in Section 3(x)(1) of FDIA) all obligations under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

         (f) All obligations under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Association: (i) by the Director of the Office of Thrift Supervision ("Director of OTS"), or his or her designee, at the time that the Federal Deposit Insurance Corporation ("FDIC") enters into an agreement to provide assistance to or on behalf of the Association under the authority contained in Section 13(c) of FDIA; or (ii) by the Director of the OTS, or his or her designee, at the time that the Director of the OTS, or his or her designee approves a supervisory merger to resolve problems related to operation of the Association or when the Association is determined by the Director of the OTS to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

         8.14  Successors  and  Assigns.  The  Plan  shall be  binding  upon any
               ------------------------
successor or successors of the Bank, and unless clearly inapplicable, reference herein to the Bank shall be deemed to include any successor or successors of the Bank.

         8.15 Sole Agreement.  The Plan expresses,  embodies, and supersedes all
              --------------
previous agreements, understandings, and commitments, whether written or oral, between the Bank and any Participants and Beneficiaries hereto with respect to the subject matter hereof.





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